THE ALGER INSTITUTIONAL FUNDS

Supplement Dated January 11, 2007 to the
Prospectuses Dated March 1, 2006
As supplemented to date

Andrew Silverberg has been appointed a co-manager of the Alger LargeCap Growth Institutional Fund. Accordingly, the following replaces the paragraph regarding Mr. Silverberg under the heading “Portfolio Managers” on page 19 of the Prospectuses:

  Mr. Silverberg, co-manager of the LargeCap Growth Fund since January 2007 and assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004.
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